UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 10, 2021

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road N.E., Suite 1550
Atlanta,	Georgia	30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(404)	639-6500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, there were present in person or by proxy 63,833,872 shares of the Company’s common stock, $1.00 par value per share, representing 91.57% of the shares outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the Company’s shareholders: (1) elected 13 members to the Board of Directors of the Company to serve until the Company's 2022 Annual Meeting of Shareholders; (2) ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; (3) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (4) approved the Ameris Bancorp 2021 Omnibus Equity Incentive Plan. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 26, 2021. The voting results for each proposal are as follows:

1.Election of the following director nominees by a majority vote to serve as directors until the annual meeting of shareholders to be held in 2022:

Nominee	For	Against	Abstentions	Broker Non-Votes
William I. Bowen, Jr.	59,903,403	455,559	30,600	3,444,310
Rodney D. Bullard	59,827,073	530,292	32,197	3,444,310
Wm. Millard Choate	60,026,441	332,085	31,036	3,444,310
R. Dale Ezzell	59,280,933	1,076,953	31,676	3,444,310
Leo J. Hill	59,476,047	881,169	32,346	3,444,310
Daniel B. Jeter	59,235,984	1,123,545	30,033	3,444,310
Robert P. Lynch	58,943,065	1,414,821	31,676	3,444,310
Elizabeth A. McCague	59,599,058	761,253	29,251	3,444,310
James B. Miller, Jr.	59,480,711	877,847	31,004	3,444,310
Gloria A. O'Neal	59,909,327	450,933	29,302	3,444,310
H. Palmer Proctor, Jr.	59,765,523	593,858	30,181	3,444,310
William H. Stern	58,438,315	1,919,738	31,509	3,444,310
Jimmy D. Veal	59,154,840	1,178,438	56,284	3,444,310

2.Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 by a vote of 63,698,298 for, 24,764 against, 110,810 abstentions and 0 broker non-votes.
3.Approval, on an advisory basis, of the compensation of the Company’s named executive officers by a vote of 59,275,879 for, 853,236 against, 260,447 abstentions and 3,444,310 broker non-votes.
4.Approval of the Ameris Bancorp 2021 Omnibus Equity Incentive Plan by a vote of 57,383,496 for, 2,918,109 against, 87,957 abstentions and 3,444,310 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Chief Financial Officer

Date: June 10, 2021